PREPAID EQUIPMENT COST	12 Months Ended
Dec. 31, 2014
Prepaid Equipment Cost [Abstract]
PREPAID EQUIPMENT COST
14.	PREPAID EQUIPMENT COST

On May 12, 2013, the Group entered into an agreement with Elec-Tech International Co., Ltd. ("Elec-Tech") to exchange the equity interests of GreatView Media, one of the VIE's subsidiaries, with LED screens from Elec-Tech, pursuant to which Elec-Tech would invest $104,000 in total (equivalent to RMB640 million) to purchase approximately 21.27% of the equity interest of GreatView Media, in exchange, GreatView Media undertook to exclusively use the equal amounts of such injections to purchase LED screens from Elec-Tech or its subsidiaries. The Group considered this transaction a nonmonetary transaction. The Group measured the fair value of equity interests surrendered based on the fair value of LED screens received, which is more clearly determinable. The details of fair value measurement are disclosed in Note 20. The Group would not recognize any gain or loss from this transaction.

As of December 31, 2013 and 2014, Elec-Tech had injected total $57,217 and $68,458 into GreatView Media, of which $56,113 and $67,015 were recorded as additional paid-in capital respectively. The Group has purchased 1,000 and 1,200 sets of LED screens in total from Elec-Tech, amounting to $49,415 and $58,182 for its gas station media business. as of December 31, 2013 and 2014, respectively. As of December 31, 2014, the Group has installed and accepted 263 sets of LED screens amounting to $12,680.